SECOND MODIFICATION AGREEMENT


         THIS AGREEMENT is made as of the 23rd day of December, 1996 effective as of December 31, 1996, by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association with offices at 1600 Market Street, Philadelphia, Pennsylvania 19103 (the "Bank") and ARBOR PROPERTY TRUST, a Delaware business trust with offices at Suite 800, One Tower Bridge, West Conshohocken, Pennsylvania 19428 (the "Borrower").

                                   BACKGROUND

         A. Pursuant to a Loan Agreement dated as of April 26, 1995, as amended by that certain First Modification Agreement dated December 26, 1995 (the "First Modification Agreement") (as amended by the First Modification Agreement, the "Loan Agreement"), the Bank agreed, subject to certain terms and conditions, to make available to Borrower an unsecured revolving line of credit in the principal amount of $6,900,000 (the "Revolving Credit Facility"). Capitalized terms used herein and not otherwise defined herein are used as defined in the Loan Agreement.

         B. The Revolving Credit Facility is evidenced by Borrower's Amended and Restated Revolving Credit Note dated December 26, 1995 in the stated principal amount of $6,900,000 (the "Note"), which Note amends, restates and increases that certain Revolving Credit Note dated April 26, 1995 from the Borrower to the Bank in the original principal amount of $3,900,000.

         C. At the Borrower's request, the Bank has agreed to further increase the Revolving Credit Commitment under the Loan Agreement from $6,900,000 to $7,500,000, to extend the Termination Date to August 18, 1998 (subject to the Bank's call option as hereinafter described) and to make certain other modifications to the Loan Agreement, all subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

        1. Amendments to Loan Agreement. From and after the effective date hereof, the Loan Agreement is hereby amended and modified as follows:

                  a. Section 1 of the Loan Agreement is hereby amended by deleting the reference to "December 31, 1996" and substituting therefor "August 18, 1998 (subject to the Bank's right to earlier termination of the Revolving Credit Commitment and to call all sums outstanding under the Note due and payable in full as hereinafter provided)", and by deleting the references to "$6,900,000" and substituting therefor "$7,500,000."

                  b. Section 1 of the Loan Agreement is hereby amended by adding the following at the end thereof:

                  "Notwithstanding the preceding sentence, the Borrower shall be entitled to use up to the aggregate amount of $600,000 (the "Capital Improvements Portion") of the Revolving Credit Commitment to finance the construction or installation of certain capital improvements to the real property commonly known as the Green Acres Mall, Valley Stream, Nassau County, New York in accordance with an itemized capital budget reasonably satisfactory to the Bank (the "Capital Improvements"); provided that prior to funding, the Borrower delivers to the Bank a written request for such advance(s) together with such certificates, documents or instruments as may be reasonably requested by the Bank to evidence the satisfactory completion of the Capital Improvements in a manner consistent with the to be agreed upon capital budget and provided, further, that prior to funding, the Bank shall have the right, but not the obligation, to inspect or cause to be inspected the Capital Improvements to verify satisfactory completion of the Capital Improvements. If the Bank elects to inspect or cause to be inspected the Capital Improvements, such inspection is in the Bank's sole discretion and does not constitute any representation or warranty that there has been compliance with any plans and specifications or that said construction is free from defective materials or workmanship. Once an advance of the Capital Improvements Portion is made, the amount of the advance of the Capital Improvement Portion cannot be reborrowed after it is repaid. The Capital Improvements Portion shall only be used by the Borrower for the Capital Improvements and for no other purpose."

                  c. The first sentence of Section 4(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

         "The unpaid principal amount of the Loans shall bear interest on one or more bases at any time selected by the Borrower from among the following interest rate options ("Interest Rate Options") (it being understood that subject to the provisions hereof, the Borrower may select different Interest Rate Options to apply simultaneously to different portions of the Loans): (i) a rate per annum equal to the Prime Rate plus 1% (the "Prime Rate Option"), or
(ii) a rate per annum equal to the Euro-Rate plus 2.5% (the "Euro-Rate
Option")."

                  d. The following section is hereby incorporated into the Loan Agreement as Section 3 thereof:

                  "3. Call Option; Termination of Revolving Credit. Notwithstanding anything to the contrary contained herein, the Bank, in its sole discretion, shall have the right to call the Note due and payable in full within sixty (60) days of its exercise of the call option, by providing the Borrower written notice of the Bank's exercise of such option between December 18, 1997 and February 18, 1998 (the "Call Period"), if the Borrower has not, prior to the Bank's exercise of its call option, entered into a valid and binding agreement, on terms and conditions reasonably acceptable to the Bank, to (i) merge the Borrower with a third party acceptable to the Bank, (ii) sell the real property commonly known as the Green Acres Mall, Valley Stream, Nassau County, New York in an amount at least sufficient to repay all sums due under the Note and the Mortgage Note (as defined in the Mortgage (as defined in the Loan Agreement)), or (iii) refinance the existing mortgage financing on the Property (as defined in the Loan Agreement) evidenced by the Mortgage Note in an amount at least sufficient to repay all sums due under the Note and the Mortgage Note. The Borrower acknowledges and agrees that during the Call Period no advances of the Revolving Credit Facility shall be permitted, unless the Bank waives in writing its right to call the Note due and payable in full. The Borrower further acknowledges and agrees that, if the Bank exercises its call option, the Bank shall have no further obligation to make any advances of the Revolving Credit Commitment from and after the date of the Bank's exercise of such call option."

                  e. Exhibit B to the Loan Agreement, consisting of the form of Revolving Credit Note, is hereby replaced by the form of Amended and Restated Note as attached as Exhibit B hereto (the "Restated Note").

        2. Right of First Refusal. As consideration for the Bank's entering into this Agreement, the Borrower hereby irrevocably grants to the Bank a right of first refusal to provide bridge financing in connection with any refinancing of the Revolving Credit Facility or the Senior Note or the Mortgage Note (each as defined in the Loan Agreement).

        3. Loan Documents. Except where the context clearly references to the Note or the Loan Agreement in the Note, Loan Agreement, or any other document delivered to Bank in connection therewith shall be to the Note, as amended and restated by the Restated Note and to the Loan Agreement, as amended by this Agreement.

        4. Borrower's Ratification. Borrower agrees that it has no defenses or set-offs against the Bank, its officers, directors, employees, agents or attorneys with respect to the Note, as amended and restated by the Restated Note and the Loan Agreement, as amended hereby, all of which are in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrower hereby ratifies and confirms its obligations under the Note, as amended and restated by the Restated Note, and the Loan Agreement, as amended hereby, and agrees that the execution and the delivery of this Agreement or the Restated Note does not in any way diminish or invalidate any of its obligations thereunder.

        5.  Representations and Warranties.  Borrower hereby certifies that:

                  a) except as otherwise previously disclosed to Bank, the representations and warranties made in the Loan Agreement are true and correct as of the date hereof.

                  b) no Event of Default under the Loan Agreement and no event which with the passage of time or the giving of notice or both could become an Event of Default, exists on the date hereof, and

                  c) this Agreement has been duly authorized, executed and delivered so as to constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

         All of the above representations and warranties shall survive the making of this Agreement.

        6. No Waiver. This Agreement does not and shall not be deemed to constitute a waiver by Bank of any Event of Default under the Note or the Loan Agreement, or of any event which with the passage of time or the giving of notice or both would constitute an Event of

Default, nor does it obligate Bank to agree to any further extension of the Termination Date of the Loan Agreement or modifications of the terms of the Loan Agreement or constitute a waiver of any of Bank's other rights or remedies.

        7. Release. In consideration for Bank's agreement to extend the Termination Date of the Loan Agreement and to consent to the other modifications set forth herein, Borrower hereby waives and releases and forever discharges Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that they may have against Bank or any of them arising out of or relating to the Revolving Credit Facility. Borrower hereby further agrees to indemnify and hold Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including reasonable counsel fees) suffered by or rendered against Bank or any of them on account of any claims arising out of or relating to the Revolving Credit Facility. Borrower further states that it has carefully read the foregoing release, knows the contents thereof and grants the same as its own free act and deed.

        8. Conditions to Effectiveness of Agreement. Bank's willingness to agree to the extension and modification contained herein are subject to the prior satisfaction of the following conditions:

                  a) The Bank shall have received each of the following in form and substance satisfactory to the Bank:

                           (i) a duly executed Restated Note in the form
attached hereto as Exhibit B;

                           (ii) a certified copy of the Amended and Restated
Declaration of Trust and By-laws of Borrower as in effect on the date hereof or a certification that there have been no changes to such certificate of incorporation and bylaws since April 26, 1995;

                           (iii) a certified copy of resolutions duly adopted by
the Board of Trustees of Borrower authorizing the execution, delivery and performance of this Agreement, the Amended and Restated Revolving Credit Note and the other documents to be delivered pursuant hereto:

                           (iv) an opinion of counsel to Borrower and Guarantor
in form and substance satisfactory to the Bank;

                           (v) a certificate from the Borrower that the
Indenture between EQK Green Acres Funding Corp., as agent for EQK Green Acres, and Bankers Trust Company, the Senior Note (as defined in the Loan Agreement), the Mortgage and the Mortgage Note have not been amended or modified and remain in full force and effect;

                           (vi) evidence that no consent or approval from the
holders of the Senior Note or the Trustee (as defined in the Loan Agreement) or the Issuer (as defined in the Loan Agreement) is required in connection with the incurring by the Borrower of debt hereunder and that the incurring of such debt by the Borrower will not violate and is not prohibited by the terms of the Mortgage; and

                           (vii) such additional documents, certificates,
including, but not limited to, good standing certificates, and information as the bank may reasonably request.

                  b) No Event of Default shall have occurred and be continuing.

        9. Miscellaneous.

                  a) As consideration for the Bank's execution of this Agreement, the Borrower shall pay to the Bank an extension and modification fee in the amount of $42,750, which fee shall be payable within ten (10) days of the Bank's billing therefor. In the event that the Bank elects not to exercise its call option as hereinabove provided, the Borrower shall pay to the Bank a fee of $28,500 on the date of the Bank's waiver of its right to call the Note due and payable in full, but in no event later than March 1, 1998. The Borrower's failure to make the fee payments within the time periods prescribed shall constitute an Event of Default under the Loan Documents.

                  b) All terms, conditions, provisions and covenants in the Note, the Loan Agreement, and all other documents delivered to Bank in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby or by the Restated Note. To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in the Loan Agreement, the Note or any other document executed in connection therewith, the terms and provisions hereof shall control.

                  c) Borrower shall pay all of the fees and expenses (including reasonable attorneys fees) incurred by Bank in connection with the preparation, negotiation and execution of this Agreement.

                  d) This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

                  e) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         BORROWER

                                         ARBOR PROPERTY TRUST


                                         By: /s/ Myles H. Tanenbaum
                                            -----------------------------------

                                         Name: Myles H. Tanenbaum
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                        BANK

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By /s/ Andrew D. Cofer
                                          --------------------------------------

                                        Name: Andrew D. Cofer
                                            ------------------------------------

                                        Title: Vice President
                                             -----------------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$7,500,000.00                                         Philadelphia, Pennsylvania
                                                 Originally Dated April 26, 1995
                                       Amended and Restated on December 26, 1995
                                       Amended and Restated on December   , 1996


         For value received and intending to be legally bound, ARBOR PROPERTY TRUST (the "Borrower") hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank") on August 18, 1998, or such earlier date if the Bank exercises its right to call all amounts outstanding hereunder due and payable in full as provided for in the Loan Agreement (as hereinafter defined) (the "Termination Date"), the principal sum of Seven Million Five Hundred Thousand Dollars ($7,500,000.00), or the aggregate unpaid principal amount of all Loans made by Bank to Borrower pursuant to Section 1 of the Loan Agreement (as hereinafter defined) and shown on and evidenced by the books and records of Bank (after accounting for all disbursements hereunder and repayments hereon), whichever is less, and to pay interest from the date hereof on the unpaid principal amount hereof at the rates and at such times as are specified in the Loan Agreement. All payments of principal and interest shall be made prior to 1:00 p.m., local time in lawful money of the United States in immediately available funds at the office of Bank, 1600 Market Street, Philadelphia, PA 19103.

         This Note evidences indebtedness incurred under, and is entitled to the benefits of that certain Loan Agreement dated as of April 26, 1995 between Borrower and Bank, as the same, has been amended by that certain First Modification Agreement dated December 26, 1995 and by that certain Second Modification Agreement dated of even date herewith and as may hereafter be amended from time to time (the "Loan Agreement"), which, among other things, contains provisions for acceleration of the maturity hereof and for a higher rate of interest hereunder upon the happening of an Event of Default. This Note evidences the outstanding indebtedness under, and is issued in replacement of, that certain amended and restated note in the face amount of $6,900,000.00 from Borrower to Bank, which note amended and restated that certain note in the face amount of $3,900,000.00 dated April 26, 1995 from Borrower to Bank (as amended and restated, the "Prior Note") and is given in substitution for and not as payment of the Prior Note and is in no way intended to constitute a novation of the Prior Note. Capitalized terms not otherwise defined herein shall have the meaning given them in the Loan Agreement.

                                              ARBOR PROPERTY TRUST


                                              By:
                                                 -------------------------------

                                              Name:
                                                    ----------------------------

                                              Title:
                                                    ----------------------------


                                   Exhibit "B"

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$7,500,000.00                                         Philadelphia, Pennsylvania
                                                 Originally Dated April 26, 1995
                                       Amended and Restated on December 26, 1995
                                       Amended and Restated on December 23, 1996

         For value received and intending to be legally bound, ARBOR PROPERTY TRUST (the "Borrower") hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank") on August 18, 1998, or such earlier date if the Bank exercises its right to call all amounts outstanding hereunder due and payable in full as provided for in the Loan Agreement (as hereinafter defined) (the "Termination Date"), the principal sum of Seven Million Five Hundred Thousand Dollars ($7,500,000.00), or the aggregate unpaid principal amount of all Loans made by Bank to Borrower pursuant to Section 1 of the Loan Agreement (as hereinafter defined) and shown on and evidenced by the books and records of Bank (after accounting for all disbursements hereunder and repayments hereon), whichever is less, and to pay interest from the date hereof on the unpaid principal amount hereof at the rates and at such times as are specified in the Loan Agreement. All payments of principal and interest shall be made prior to 1:00 p.m., local time in lawful money of the United States in immediately available funds at the office of Bank, 1600 Market Street, Philadelphia, PA 19103.

         This Note evidences indebtedness incurred under, and is entitled to the benefits of that certain Loan Agreement dated as of April 26, 1995 between Borrower and Bank, as the same has been amended by that certain First Modification Agreement dated December 26, 1995 and by that certain Second Modification Agreement dated of even date herewith and as may hereafter be amended from time to time (the "Loan Agreement"), which, among other things, contains provisions for acceleration of the maturity hereof and for a higher rate of interest hereunder upon the happening of an Event of Default. This Note evidences the outstanding indebtedness under, and is issued in replacement of, that certain amended and restated note in the face amount of $6,900,000.00 from Borrower to Bank, which note amended and restated that certain note in the face amount of $3,900,000.00 dated April 26, 1995 from Borrower to Bank (as amended and restated, the "Prior Note") and is given in substitution for and not as payment of the Prior Note and is in no way intended to constitute a novation of the Prior Note. Capitalized terms not otherwise defined herein shall have the meaning given them in the Loan Agreement.

                                           ARBOR PROPERTY TRUST


                                           By: /s/ Myles H. Tanenbaum
                                               ---------------------------------

                                           Name: Myles H. Tanenbaum
                                                --------------------------------

                                           Title: President
                                                 -------------------------------